Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423
COMMON STOCK
PAR VALUE $1.00
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY
Certificate Number
ZQ 000000
Shares
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ALLEGIANCE BANCSHARES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
THIS CERTIFIES THAT
** Mr. Alexander David Sample **
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CUSIP 01748H 10 7
SEE REVERSE FOR CERTAIN DEFINITIONS
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FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
Allegiance Bancshares, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Certificate of Formation and the By-Laws of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.
Chairman
Secretary
ALLEGIANCE BANCSHARES, INC.
SEAL
2008
TEXAS
DATED <<Month Day, Year>>
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,
By
AUTHORIZED SIGNATURE
SECURITY INSTRUCTIONS ON REVERSE
Allegiance Bancshares, Inc.
PO BOX 43004, Providence, RI 02940-3004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
CUSIP XXXXXX XX X
Holder ID XXXXXXXXXX
Insurance Value 1,000,000.00
Number of Shares 123456
DTC 12345678 123456789012345
Certificate Numbers Num/No. Denom. Total
1234567890/1234567890 1 1 1
1234567890/1234567890 2 2 2
1234567890/1234567890 3 3 3
1234567890/1234567890 4 4 4
1234567890/1234567890 5 5 5
1234567890/1234567890 6 6 6
Total Transaction 7